                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 10.1

                     EXECUTIVE OFFICER COMPENSATION SUMMARY

2005 base salaries for executive officers:

       NAME                                          TITLE                                             BASE SALARY
-------------------     ----------------------------------------------------------------               -----------
Patrick J. Balthrop     Chief Executive Officer and President                                            $400,000

Harriss T. Currie       Vice President, Finance and Chief Financial Office and Treasurer                 $228,800

Randel S. Marfin        Vice President, Luminex Bioscience Group                                         $225,500

James W. Jacobson       Vice President, Research and Development                                         $225,500

Oliver H. Meek          Vice President, Manufacturing                                                    $192,850

David S. Reiter         Vice President, General Counsel and Corporate Secretary                          $214,200

Gregory J. Gosch        Vice President, Marketing and Sales                                              $187,775

Russell W. Bradley      Vice President, Business Development and Strategic Planning                      $185,000

The executive officers also participate in a cash bonus plan and receive long-term incentive awards pursuant to the Company's shareholder approved equity incentive plans.

                             ADDITIONAL INFORMATION

The foregoing information is summary in nature. Additional information regarding executive officer compensation can be found in the Company's proxy statement filed in connection with the 2005 annual meeting of shareholders.